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                                                                   EXHIBIT 10.45

                        ADDENDUM TO EMPLOYMENT AGREEMENT

     This Addendum to Employment Agreement is made and entered into on March 27, 2002 by and between Stellent, Inc., a Minnesota corporation ("Company"), and Mitch Berg, a resident of Minnesota ("Executive"). The Employment Agreement previously entered into by Company and Executive on March 9, 2001 is attached hereto as Exhibit A. Company and Executive, intending to be legally bound, agree to modify and amend the attached Employment Agreement, as follows:

     Section 3 of the attached Employment Agreement is hereby modified and amended to extend the term of the Employment Agreement to June 30, 2002 ("Extended Termination Date"), subject to prior termination as provided in
Section 7. All provisions of the attached Employment Agreement shall remain in full force and effect through the Extended Termination Date.

     IN WITNESS WHEREOF, Company and Executive have executed this Addendum as of the date set forth in the first paragraph.

                                          Stellent, Inc.

                                          By      /s/ VERNON J. HANZLIK
                                            ------------------------------------
                                                       Its President

                                                    /s/ MITCH BERG
                                          --------------------------------------
                                                        Mitch Berg